UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2005.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
             (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On September 23, 2005, Magnus International Resources Inc. (the “Company”) entered into a Media Services Agreement (the “Agreement”) with Parker Communication Corporation (“Parker”), whereby for a period of 12 months the Company will contract Parker to supply the facilities and services required to effect a public awareness program with the intention of making its name and business better known to potential shareholders and institutional investors.  In consideration of services to be performed by Parker and various vendors and sub-contractors retained by it for printing, distributing, including costs of renting mailing lists, copy writers, data processing, postage and other related costs, the Company agrees to pay Parker, which includes payment to Parker’s overhead incurred and profit in connection with performance of this Agreement as follows:

            A.        An initial non-refundable deposit of $100,000 upon execution of the Agreement;

            B.         A two-year option to purchase 250,000 shares of the Company’s Common Stock at One Dollar and Seventy-Five Cents ($1.75) per share dated as of November 1, 2005;

            C.        A two-year option to purchase 250,000 shares of the Company’s Common Stock at Three Dollars and Fifty Cents ($3.50) per share dated as of November 1, 2005;

            D.        An agreed-upon industry standard per-piece price of Eighty-nine Cents ($.89) for each direct mailing or other piece payable as follows: 50% of monies owed within 30 days of the execution of the Agreement, balance of monies owed prior to public distribution, and out of those payments, Parker is responsible for paying all vendors, printing and distribution costs related directly to that distribution; and

            E.         Reimbursement of out-of-pocket disbursements not directly related to (D) above within 15 days of receipt of documentation from Parker.

A copy of the agreement between the Company and Parker is attached hereto as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Media Services Agreement between Magnus International Resources and Parker Communication Corporation dated September 23, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 27, 2005

                                                                        MAGNUS INTERNATIONAL RESOURCES INC.

                                                                        By:       /s/ Graham Taylor
                                                                        Name:  Graham Taylor
                                                                        Title:     President and Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 10.1	Media Services Agreement between Magnus International Resources and Parker Communication Corporation dated September 23, 2005.	5